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                                                                  EXECUTION COPY

                      SEVENTH AMENDMENT TO LOAN AGREEMENT,
                         AMENDMENT TO SECURITY AGREEMENT
                        AND AMENDMENT TO PLEDGE AGREEMENT

        SEVENTH AMENDMENT TO LOAN AGREEMENT, AMENDMENT TO SECURITY AGREEMENT AND AMENDMENT TO PLEDGE AGREEMENT (this "AMENDMENT"), dated as of March 22, 2001, by and among [i] THERMOVIEW INDUSTRIES, INC., a Delaware corporation ("THERMOVIEW"), [ii] AMERICAN HOME DEVELOPERS CO., INC., a California corporation ("AMERICAN HOME"), [iii] FIVE STAR BUILDERS, INC., a California corporation ("FIVE STAR"), [iv] KEY HOME CREDIT, INC., a Delaware corporation ("KEY HOME"), [v] KEY HOME MORTGAGE, INC., a Delaware corporation ("KEY HOME MORTGAGE"), [vi] LEINGANG SIDING AND WINDOW, INC., a North Dakota business corporation ("LEINGANG SIDING"), [vii] PRECISION WINDOW MFG., INC., a Missouri corporation ("PRECISION"), [viii] PRIMAX WINDOW CO., a Kentucky corporation ("PRIMAX"), [ix] ROLOX, INC., a Kansas corporation ("ROLOX"), [x] TD WINDOWS, INC., a Kentucky corporation ("TD WINDOWS"), [xi] THERMAL LINE WINDOWS, INC., a North Dakota corporation ("THERMAL LINE"), [xii] THERMOVIEW OF MISSOURI, INC., a Missouri corporation ("THERMOVIEW-MISSOURI"), [xiii] THERMO-TILT WINDOW COMPANY, a Delaware corporation ("THERMO-TILT"), [xiv] THERMO-SHIELD OF AMERICA (ARIZONA), INC., an Arizona corporation ("THERMO-SHIELD ARIZONA"), [xv] THERMO-SHIELD OF AMERICA (MICHIGAN), INC., a Michigan corporation ("THERMO-SHIELD MICHIGAN"), [xvi] THERMO-SHIELD COMPANY, LLC, an Illinois limited liability company ("THERMO-SHIELD COMPANY"), [xvii] THERMO-SHIELD OF AMERICA (WISCONSIN), LLC, a Wisconsin limited liability company ("THERMO-SHIELD WISCONSIN"), [xviii] THERMOVIEW ADVERTISING GROUP, INC., a Delaware corporation ("THERMOVIEW ADVERTISING") and [xix] THOMAS CONSTRUCTION, INC., a Missouri corporation ("THOMAS CONSTRUCTION"), (ThermoView, American Home, Five Star, Key Home, Key Home Mortgage, Leingang Siding, Precision, Primax, Rolox, TD Windows, Thermal Line, ThermoView-Missouri, Thermo-Tilt, Thermo-Shield Arizona, Thermo-Shield Michigan, Thermo-Shield Company, Thermo-Shield Wisconsin, ThermoView Advertising and Thomas Construction individually are referred to in this Agreement as a "BORROWER" and collectively as the "BORROWERS") having an address in care of ThermoView Industries, Inc., 5611 Fern Valley Road, Louisville, Kentucky 40228, and [xx] PNC BANK, NATIONAL ASSOCIATION, a national banking association ("BANK").

                              W I T N E S S E T H:

        WHEREAS, Bank and Borrowers are parties to that certain (i) Loan Agreement, dated as of August 31, 1998 (as from time to time amended, restated, supplemented or otherwise modified, the "LOAN AGREEMENT", and unless the context otherwise requires or unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in the Loan Agreement) and (ii) Security Agreement, dated as of August 31, 1998 (as from time to time amended, restated, supplemented or otherwise modified, the "SECURITY AGREEMENT");

        WHEREAS, Bank and ThermoView, TSAAI and TSAMI (collectively, "PLEDGORS") are party to that certain Pledge Agreement, dated as of August 31, 1998 (as from time to time amended, restated, supplemented or otherwise modified, the "PLEDGE AGREEMENT" and together with the Loan Agreement and the Security Agreement, the "LOAN DOCUMENTS");

        WHEREAS, Borrowers have requested an amendment of, and Bank has agreed to amend, the Loan Agreement and the Security Agreement, on the terms and subject to the conditions as hereinafter set forth; and


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        WHEREAS, Pledgors have requested an amendment of, and Bank has agreed to amend, the Pledge Agreement, on the terms and subject to the conditions as hereainafter set forth;

        NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto agree as follows:

        SECTION 1. AMENDMENT TO THE LOAN DOCUMENTS. Effective as of the Effective Date (as defined herein), the Loan Documents are amended as follows:

                1.1 By amending and restating Section 10.d. of the Loan Agreement as follows:

                "d. CHANGES IN WRITING. No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by any Borrower therefrom, will in any event be effective unless the same is in writing and signed by the Required Holders (as defined below), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Borrower in any case will entitle any Borrower to any other or further notice or demand in the same, similar or other circumstance. "Required Holders" shall mean persons who hold at least 92% of the outstanding principal amount of the Note."

                1.2 By amending and restating Section 16 of the Security Agreement as follows:

                "16. CHANGES IN WRITING. No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by any Grantor therefrom, will in any event be effective unless the same is in writing and signed by the Required Holders (as defined in the Loan Agreement), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Grantor in any case will entitle any Grantor to any other or further notice or demand in the same, similar or other circumstance."

                1.3 By amending and restating Section 11 of the Pledge Agreement as follows:

                "11. CHANGES IN WRITING. No modification, amendment or waiver of any provision of this Pledge Agreement nor consent to any departure by any Pledgor therefrom, will in any event be effective unless the same is in writing and signed by the Required Holders (as defined in the Loan Agreement), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Pledgor in any case will entitle any Pledgor to any other or further notice or demand in the same, similar or other circumstance."

        SECTION 2. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT. This Amendment shall be effective as of March 22, 2001 (such date is referred to herein as the "EFFECTIVE DATE") upon full execution and delivery of this Amendment by the parties hereto.

        SECTION 3. EFFECT ON LOAN DOCUMENTS.

                (a) On and after the Effective Date, each reference in the Loan Documents to "THIS AGREEMENT", "HEREIN", "HEREOF", "HEREUNDER" or words of similar import, shall mean and be a reference to such Loan Document as amended hereby.

                (b) Except as specifically amended above in connection herewith, each Loan Document shall remain in full force and effect and is hereby ratified and confirmed.


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                (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Bank under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents.

        SECTION 4. GOVERNING LAW. THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF KENTUCKY.

        SECTION 5. SECTION TITLES. Section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.

        SECTION 6. COUNTERPARTS. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.


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                IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                                    PNC BANK, NATIONAL ASSOCIATION



                                    By:
                                        ------------------------------------
                                        Lawrence E. Reynolds, Vice President


                                    THERMOVIEW INDUSTRIES, INC.
                                    AMERICAN HOME DEVELOPERS CO., INC.
                                    FIVE STAR BUILDERS, INC.
                                    KEY HOME CREDIT, INC.
                                    KEY HOME MORTGAGE, INC.
                                    LEINGANG SIDING AND WINDOW, INC.
                                    PRIMAX WINDOW CO.
                                    PRECISION WINDOW MFG., INC.
                                    ROLOX, INC.
                                    TD WINDOWS, INC.
                                    THERMAL LINE WINDOWS, INC.
                                    THERMOVIEW OF MISSOURI, INC.
                                    THERMO-TILT WINDOW COMPANY
                                    THOMAS CONSTRUCTION, INC.
                                    THERMO-SHIELD OF AMERICA (ARIZONA), INC.
                                    THERMO-SHIELD OF AMERICA (MICHIGAN), INC.
                                    THERMO-SHIELD COMPANY, LLC
                                    THERMO-SHIELD OF AMERICA(WISCONSIN), LLC
                                    THERMOVIEW ADVERTISING GROUP, INC.


                                    By:
                                        ------------------------------------

                                        Charles L. Smith, President


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